                                                                    EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No.'s 33-55990 and 33-68250) and in the Registration Statements on Form S-8 (No.'s 33-10742, 33-15712, 33-24444, 33-55992 and 33-85908) of Synbiotics Corporation of our report dated March 17, 1995 appearing on page 11 of this Form 10-KSB.



PRICE WATERHOUSE LLP
San Diego, California
March 24, 1995